Exhibit 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data) (Unaudited)

	YEARS ENDED		%
	DECEMBER 31,		INCREASE
	2016	2015	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$15,762	$16,471	-4.30%
Return on Average Assets	1.28%	1.32%	-3.03%
Return on Average Equity	8.37%	8.72%	-4.01%
Efficiency Ratio (a)	59.22%	56.66%	4.52%

BALANCE SHEET HIGHLIGHTS
Total Assets	$1,242,292	$1,223,417	1.54%
Available-for-Sale Securities	395,077	420,290	-6.00%
Loans (Net)	743,362	696,991	6.65%
Allowance for Loan Losses	8,473	7,889	7.40%
Deposits and Repo Sweep Accounts	989,018	940,530	5.16%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	163,296	152,448	7.12%
Trust Assets Under Management	879,844	814,788	7.98%

SHAREHOLDERS’ VALUE (PER COMMON SHARE)
Net Income - Basic	$1.30	$1.35	-3.70%
Net Income - Diluted	$1.30	$1.35	-3.70%
Cash Dividends Declared	$1.04	$1.04	0.00%
Common Book Value	$15.36	$15.39	-0.19%
Tangible Common Book Value	$14.37	$14.41	-0.28%
Market Value (Last Trade)	$26.20	$21.00	24.76%
Market Value / Common Book Value	170.57%	136.45%	25.01%
Market Value / Tangible Common Book Value	182.32%	145.73%	25.11%
Price Earnings Multiple (b)	20.15	15.56	29.50%
Dividend Yield (b)	3.97%	4.95%	-19.80%
Common Shares Outstanding, End of Period	12,113,228	12,180,623	-0.55%

SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets	14.15%	14.49%	-2.35%
Nonperforming Assets / Total Assets	1.43%	1.31%	9.16%
Allowance for Loan Losses / Total Loans	1.13%	1.12%	0.89%
Total Risk Based Capital Ratio (c)	23.72%	24.40%	-2.79%
Tier 1 Risk Based Capital Ratio (c)	22.60%	23.29%	-2.96%
Common Equity Tier 1 Risk Based Capital Ratio (c)	22.60%	23.29%	-2.96%
Leverage Ratio (c)	14.29%	14.31%	-0.14%

AVERAGE BALANCES
Average Assets	$1,229,866	$1,243,209	-1.07%
Average Equity	$188,373	$188,905	-0.28%

(a) The efficiency ratio is calculated by dividing: (i) total noninterest expense excluding losses from prepayment of debt, by (ii) the sum of net interest income (including income from tax-exempt securities and loans on a fully-taxable equivalent basis) and noninterest income excluding securities gains or losses.

(b) The price earnings multiple and dividend yield are calculated using the Corporation’s stock price based on the last reported trade of each applicable period.

(c) Capital ratios for the most recent period are estimated.

1

QUARTERLY CONDENSED, CONSOLIDATED INCOME STATEMENT INFORMATION

(In Thousands) (Unaudited)	For the Three Months Ended:
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2016	2016	2016	2016	2015	2015	2015	2015
Interest income	$11,106	$11,131	$10,924	$10,937	$11,036	$11,134	$11,186	$11,163
Interest expense	920	944	925	904	1,087	1,126	1,176	1,213
Net interest income	10,186	10,187	9,999	10,033	9,949	10,008	10,010	9,950
(Credit) provision for loan losses	(3)	538	318	368	319	302	221	3
Net interest income after (credit) provision for loan losses	10,189	9,649	9,681	9,665	9,630	9,706	9,789	9,947
Other income	4,031	3,884	3,906	3,690	3,999	3,961	3,962	3,556
Net gains on available-for-sale securities	69	584	122	383	1,776	79	932	74
Loss on prepayment of borrowings	0	0	0	0	1,663	0	910	0
Other expenses	8,558	8,579	8,535	9,072	8,416	8,117	7,964	8,533
Income before income tax provision	5,731	5,538	5,174	4,666	5,326	5,629	5,809	5,044
Income tax provision	1,500	1,451	1,303	1,093	1,261	1,395	1,452	1,229
Net income	$4,231	$4,087	$3,871	$3,573	$4,065	$4,234	$4,357	$3,815
Net income per share – basic	$0.35	$0.34	$0.32	$0.29	$0.33	$0.35	$0.36	$0.31
Net income per share – diluted	$0.35	$0.34	$0.32	$0.29	$0.33	$0.35	$0.36	$0.31

QUARTERLY CONDENSED, CONSOLIDATED BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)	As of:
	Dec. 31,	Sept. 30,	Dec. 31,
	2016	2016	2015
ASSETS
Cash & Due from Banks	$32,109	$34,070	$36,061
Available-for-Sale Securities	395,077	409,800	420,290
Loans Held for Sale	142	621	280
Loans, Net	743,362	733,917	696,991
Intangible Assets	11,959	11,963	11,972
Other Assets	59,643	54,962	57,823
TOTAL ASSETS	$1,242,292	$1,245,333	$1,223,417

LIABILITIES
Deposits	$983,843	$991,880	$935,615
Repo Sweep Accounts	5,175	6,320	4,915
Total Deposits and Repo Sweeps	989,018	998,200	940,530
Borrowed Funds	59,454	46,808	87,348
Other Liabilities	7,812	9,722	8,052
TOTAL LIABILITIES	1,056,284	1,054,730	1,035,930

SHAREHOLDERS’ EQUITY
Common Shareholders’ Equity, Excluding
Accumulated Other Comprehensive Income/ Loss	186,906	185,173	184,959
Accumulated Other Comprehensive Income/ Loss:
Net Unrealized Gains/Losses on Available-for-sale Securities	(949)	5,388	2,493
Defined Benefit Plans Adjustment, Net	51	42	35
TOTAL SHAREHOLDERS’ EQUITY	186,008	190,603	187,487
TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,242,292	$1,245,333	$1,223,417

2

AVAILABLE-FOR-SALE SECURITIES	December 31, 2016		September 30, 2016		December 31, 2015
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$9,671	$9,541	$9,667	$9,747	$10,663	$10,483
Obligations of states and political subdivisions:
Tax-exempt	118,140	119,037	116,797	121,283	103,414	107,757
Taxable	30,073	30,297	32,764	33,672	34,317	34,597
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	58,922	58,404	60,966	62,187	73,227	73,343
Residential collateralized mortgage obligations	147,915	146,608	164,508	165,719	193,145	191,715
Commercial mortgage-backed securities	30,817	30,219	16,056	16,112	0	0
Other collateralized debt obligations	0	0	0	0	9	9
Total debt securities	395,538	394,106	400,758	408,720	414,775	417,904
Marketable equity securities	1,000	971	752	1,080	1,680	2,386
Total	$396,538	$395,077	$401,510	$409,800	$416,455	$420,290

Summary of Loans by Type

(Excludes Loans Held for Sale)
(In Thousands)	Dec. 31,	Sept. 30,	Dec. 31,
	2016	2016	2015
Residential mortgage:
Residential mortgage loans - first liens	$334,102	$325,533	$304,783
Residential mortgage loans - junior liens	23,706	22,794	21,146
Home equity lines of credit	38,057	38,623	39,040
1-4 Family residential construction	24,908	23,310	21,121
Total residential mortgage	420,773	410,260	386,090
Commercial:
Commercial loans secured by real estate	150,468	149,938	154,779
Commercial and industrial	83,854	86,969	75,196
Political subdivisions	38,068	38,653	40,007
Commercial construction and land	14,287	12,809	5,122
Loans secured by farmland	7,294	6,900	7,019
Multi-family (5 or more) residential	7,896	8,133	9,188
Agricultural loans	3,998	4,313	4,671
Other commercial loans	11,475	11,557	12,152
Total commercial	317,340	319,272	308,134
Consumer	13,722	12,806	10,656
Total	751,835	742,338	704,880
Less: allowance for loan losses	(8,473)	(8,421)	(7,889)
Loans, net	$743,362	$733,917	$696,991

Loans Held for Sale
(In Thousands)	Dec. 31,	Sept. 30,	Dec. 31,
	2016	2016	2015
Residential mortgage loans originated and serviced - outstanding balance	$163,438	$158,466	$152,728
Less: outstanding balance of loans sold	(163,296)	(157,845)	(152,448)
Loans held for sale, net	$142	$621	$280

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ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(In Thousands)
	3 Months	3 Months	Year	Year
	Ended	Ended	Ended	Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,
	2016	2016	2016	2015
Balance, beginning of period	$8,421	$7,929	$7,889	$7,336
Charge-offs	(20)	(61)	(757)	(562)
Recoveries	75	15	120	270
Net recoveries (charge-offs)	55	(46)	(637)	(292)
(Credit) provision for loan losses	(3)	538	1,221	845
Balance, end of period	$8,473	$8,421	$8,473	$7,889

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(Dollars In Thousands)

	Dec. 31,	Sept. 30,	Dec. 31,
	2016	2016	2015
Impaired loans with a valuation allowance	$3,372	$3,621	$1,933
Impaired loans without a valuation allowance	7,488	7,514	8,041
Total impaired loans	$10,860	$11,135	$9,974

Total loans past due 30-89 days and still accruing	$7,735	$4,040	$7,057

Nonperforming assets:
Total nonaccrual loans	$8,736	$12,481	$11,517
Total loans past due 90 days or more and still accruing	6,838	7,539	3,229
Total nonperforming loans	15,574	20,020	14,746
Foreclosed assets held for sale (real estate)	2,180	2,321	1,260
Total nonperforming assets	$17,754	$22,341	$16,006

Loans subject to troubled debt restructurings (TDRs):
Performing	$5,803	$946	$1,186
Nonperforming	2,874	5,032	5,178
Total TDRs	$8,677	$5,978	$6,364

Total nonperforming loans as a % of loans	2.07%	2.70%	2.09%
Total nonperforming assets as a % of assets	1.43%	1.79%	1.31%
Allowance for loan losses as a % of total loans	1.13%	1.13%	1.12%
Allowance for loan losses as a % of nonperforming loans	54.40%	42.06%	53.50%

4

Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	12/31/2016	Return/	9/30/2016	Return/	12/31/2015	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$279,385	1.96%	$291,847	1.98%	$327,225	2.05%
Tax-exempt	118,541	4.36%	112,679	4.51%	105,118	4.99%
Total available-for-sale securities	397,926	2.67%	404,526	2.69%	432,343	2.76%
Interest-bearing due from banks	14,424	0.74%	17,138	0.67%	20,168	0.39%
Loans held for sale	341	7.00%	556	5.01%	406	5.86%
Loans receivable:
Taxable	688,123	4.87%	671,408	4.95%	629,294	5.04%
Tax-exempt	57,293	4.53%	61,608	4.50%	61,339	4.52%
Total loans receivable	745,416	4.84%	733,016	4.91%	690,633	5.00%
Total Earning Assets	1,158,107	4.05%	1,155,236	4.07%	1,143,550	4.07%
Cash	16,636		17,523		16,390
Unrealized gain/loss on securities	4,223		9,654		7,637
Allowance for loan losses	(8,585)		(8,050)		(7,525)
Bank premises and equipment	15,425		15,379		15,499
Intangible Asset - Core Deposit Intangible	18		24		32
Intangible Asset - Goodwill	11,942		11,942		11,942
Other assets	41,431		38,225		38,037
Total Assets	$1,239,197		$1,239,933		$1,225,562

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$212,463	0.16%	$200,789	0.15%	$195,439	0.11%
Money market	199,983	0.18%	205,158	0.17%	192,825	0.16%
Savings	135,059	0.10%	133,269	0.10%	127,744	0.10%
Certificates of deposit	113,776	0.78%	123,475	0.77%	116,699	0.68%
Individual Retirement Accounts	101,046	0.43%	103,259	0.42%	107,484	0.41%
Other time deposits	676	0.00%	1,523	0.26%	678	0.00%
Total interest-bearing deposits	763,003	0.28%	767,473	0.28%	740,869	0.25%
Borrowed funds:
Short-term	18,182	0.48%	18,655	0.64%	17,395	0.39%
Long-term	38,497	3.75%	38,571	3.76%	59,929	3.96%
Total borrowed funds	56,679	2.70%	57,226	2.75%	77,324	3.16%
Total Interest-bearing Liabilities	819,682	0.45%	824,699	0.46%	818,193	0.53%
Demand deposits	221,928		215,880		207,534
Other liabilities	9,366		9,057		9,149
Total Liabilities	1,050,976		1,049,636		1,034,876
Stockholders’ equity, excluding other comprehensive income/loss	185,437		183,966		185,716
Other comprehensive income/loss	2,784		6,331		4,970
Total Stockholders’ Equity	188,221		190,297		190,686
Total Liabilities and Stockholders’ Equity	$1,239,197		$1,239,933		$1,225,562
Interest Rate Spread		3.60%		3.61%		3.54%
Net Interest Income/Earning Assets		3.73%		3.74%		3.69%

Total Deposits (Interest-bearing and Demand)	$984,931		$983,353		$948,403

(1) Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

(3) Rates of return on earning assets and costs of funds are presented on an annualized basis.

5

Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	Year		Year
	Ended	Rate of	Ended	Rate of
	12/31/2016	Return/	12/31/2015	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$293,636	2.01%	$366,448	2.07%
Tax-exempt	111,343	4.71%	112,700	5.21%
Total available-for-sale securities	404,979	2.75%	479,148	2.81%
Interest-bearing due from banks	19,022	0.61%	22,201	0.42%
Loans held for sale	472	5.72%	222	7.21%
Loans receivable:
Taxable	662,769	4.95%	603,771	5.19%
Tax-exempt	60,307	4.52%	53,956	4.72%
Total loans receivable	723,076	4.92%	657,727	5.15%
Total Earning Assets	1,147,549	4.08%	1,159,298	4.09%
Cash	16,570		16,639
Unrealized gain/loss on securities	7,166		8,871
Allowance for loan losses	(8,082)		(7,380)
Bank premises and equipment	15,413		15,911
Intangible Asset - Core Deposit Intangible	24		41
Intangible Asset - Goodwill	11,942		11,942
Other assets	39,284		37,887
Total Assets	$1,229,866		$1,243,209

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$201,357	0.15%	$195,940	0.11%
Money market	199,405	0.17%	196,585	0.15%
Savings	132,679	0.10%	128,355	0.10%
Certificates of deposit	117,130	0.75%	121,803	0.68%
Individual Retirement Accounts	103,467	0.42%	110,659	0.41%
Other time deposits	1,036	0.10%	1,031	0.10%
Total interest-bearing deposits	755,074	0.28%	754,373	0.26%
Borrowed funds:
Short-term	23,906	0.65%	11,428	0.28%
Long-term	38,610	3.76%	66,214	4.00%
Total borrowed funds	62,516	2.57%	77,642	3.45%
Total Interest-bearing Liabilities	817,590	0.45%	832,015	0.55%
Demand deposits	215,373		213,828
Other liabilities	8,530		8,461
Total Liabilities	1,041,493		1,054,304
Stockholders’ equity, excluding other comprehensive income/loss	183,671		183,125
Other comprehensive income/loss	4,702		5,780
Total Stockholders’ Equity	188,373		188,905
Total Liabilities and Stockholders’ Equity	$1,229,866		$1,243,209
Interest Rate Spread		3.63%		3.54%
Net Interest Income/Earning Assets		3.76%		3.69%

Total Deposits (Interest-bearing and Demand)	$970,447		$968,201

(1) Rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

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COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended			Years Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2016	2016	2015	2016	2015
Service charges on deposit accounts	$1,172	$1,221	$1,235	$4,695	$4,864
Service charges and fees	104	118	121	439	494
Trust and financial management revenue	1,193	1,172	1,148	4,760	4,626
Brokerage revenue	187	216	199	756	839
Insurance commissions, fees and premiums	28	26	22	102	109
Interchange revenue from debit card transactions	512	481	479	1,943	1,935
Net gains from sales of loans	330	236	162	1,029	735
(Decrease) increase in fair value of servicing rights	(35)	(68)	(25)	(282)	(162)
Increase in cash surrender value of life insurance	96	97	92	382	386
Other operating income	444	385	566	1,687	1,652
Total other operating income, before realized gains on available-for-sale securities, net	$4,031	$3,884	$3,999	$15,511	$15,478

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended			Years Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2016	2016	2015	2016	2015
Salaries and wages	$3,710	$3,901	$3,848	$15,411	$14,682
Pensions and other employee benefits	1,218	1,060	1,084	4,717	4,420
Occupancy expense, net	570	601	589	2,340	2,574
Furniture and equipment expense	429	435	462	1,730	1,860
FDIC Assessments	40	151	149	488	603
Pennsylvania shares tax	342	287	302	1,274	1,248
Professional fees	310	245	201	1,126	638
Automated teller machine and interchange expense	330	291	253	1,137	988
Software subscriptions	252	237	259	981	876
Other operating expense	1,357	1,371	1,269	5,540	5,141
Total noninterest expense, before loss on prepayment of borrowings	8,558	8,579	8,416	34,744	33,030
Loss on prepayment of borrowings	0	0	1,663	0	2,573
Total noninterest expense	$8,558	$8,579	$10,079	$34,744	$35,603

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